Virtus Senior Floating Rate Fund,

a series of Virtus Opportunities Trust

Supplement dated August 2, 2012 to the

Summary Prospectus and Statutory Prospectus, each dated January 31, 2012,

as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective August 1, 2012, Francesco Ossino was added to the portfolio management team for Virtus Senior Floating Rate Fund. Accordingly, the fund’s summary prospectus and statutory prospectus are revised as described below.

The disclosure under “Portfolio Management” in the fund’s summary prospectus and the summary section of the statutory prospectus is hereby replaced with the following:

➢

David L. Albrycht, CFA, Chief Investment Officer – Multi-Sector Fixed Income Strategies and Senior Portfolio Manager at Newfleet, is a manager of the fund. Mr. Albrycht has been Portfolio Manager since the fund’s inception in 2008.

➢	Kyle A. Jennings, CFA, Senior Managing Director and Head of Credit Research at Newfleet, is a manager of the fund. Mr. Jennings has been Portfolio Manager since the fund’s inception in 2008.
➢	Francesco Ossino, Senior Managing Director and Sector Head of the Bank Loan asset class at Newfleet, is a manager of the fund. Mr. Ossino has been Portfolio Manager since August 2012.

The table under “Newfleet” in the section “Portfolio Management” on page 127 of the statutory prospectus is hereby revised by replacing the row for Virtus Senior Floating Rate Fund with the following:

Virtus Senior Floating Rate Fund	David L. Albrycht, CFA (since 2008) Kyle A. Jennings, CFA (since 2008) Francesco Ossino (since August 2012)

The disclosure following the table is hereby revised by adding the following to the biographical information for the Newfleet portfolio managers:

Francesco Ossino. Mr. Ossino is Senior Managing Director and Sector Head of the Bank Loan asset class at Newfleet, with a primary focus on floating rate bank loan products. Prior to joining Virtus in August 2012, Mr. Ossino was a portfolio manager at Hartford Investment Management Company (2004 – 2012), where he managed mutual funds focused on bank loans and a commingled bank loan portfolio for institutional investors. Previously, he held a variety of credit analyst and portfolio management positions at CIGNA (2002 – 2004), HVB Bank (2000 – 2002) and FleetBoston Financial (1996 – 2000).

Investors should retain this supplement with the Summary Prospectus and the Statutory Prospectus for future reference.

VOT 8020/SFR PMs (8/2012)